UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K


                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                          April 17, 1997




                     nSTOR TECHNOLOGIES, INC.

      (Exact name of registrant as specified in its charter)





   Delaware                0-8354                 95-2094565
(State or other         (Commission            (I.R.S. Employer
jurisdiction of          File No.)           Identification No.)
incorporation)



                        100 Century Blvd.
                  West Palm Beach, Florida 33417
             (Address of Principal Executive Offices)



                        (561) 640-3103
        Registrant's telephone number, including area code



                          Not Applicable
                 (Former name or former address,
                  if changed since last report)

     Item 5.   Other Events.


          On April 17, 1997, the Company's common stock, par value $.05 per share ("Common Stock"), was approved for listing on the American Stock Exchange ("Amex").
     Trading of the Common Stock on the AMEX commenced on April 18, 1997.










                            SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         nStor TECHNOLOGIES, INC.

                               /s/ Jack Jaiven
                         _____________________________
                           Jack Jaiven, Vice President






     Date:  April 18, 1997